Exhibit 99.2

January 2008

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or

Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder

SVP/Investor Relations	VP/Investor Relations

(513) 534-0983	(513) 534-8424

Quarterly Data

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Ratios (percent)
Return on average assets	0.14	1.26	1.49	1.47	0.25	1.41	1.45	1.41
Return on average equity	1.6	13.8	15.7	14.6	2.6	15.1	16.0	15.3
Average equity as a percent of average assets	8.77	9.13	9.53	10.05	9.70	9.33	9.09	9.17
Net interest margin (a)	3.29	3.34	3.37	3.44	3.16	2.99	3.01	3.08
Efficiency (a)	72.4	60.3	55.3	57.0	82.9	55.5	55.3	54.7
Net losses charged off as a percent of average loans and leases	0.89	0.60	0.55	0.39	0.52	0.43	0.37	0.42
Allowance for loan and lease losses as a percent of loans and leases	1.17	1.08	1.06	1.05	1.04	1.04	1.04	1.05
Allowance for credit losses as a percent of loans and leases	1.29	1.19	1.16	1.15	1.14	1.14	1.14	1.14
Nonperforming assets as a percent of loans, leases and other assets, including OREO	1.32	0.92	0.70	0.66	0.61	0.56	0.49	0.51
Allowance for loan and lease losses as a percent of nonperforming assets	88.06	117.10	152.21	158.80	169.62	185.04	210.37	205.78
Allowance for credit losses as a percent of nonperforming assets	96.99	128.24	166.77	174.82	186.33	203.39	230.94	224.76
Common Share Data
Earnings per share	$0.07	$0.61	$0.69	$0.65	$0.12	$0.68	$0.69	$0.66
Earnings per diluted share	0.07	0.61	0.69	0.65	0.12	0.68	0.69	0.65
Cash dividends per common share	0.44	0.42	0.42	0.42	0.40	0.40	0.40	0.38
Book value per share	17.24	17.45	17.16	17.82	18.02	17.96	17.13	17.01
Common shares outstanding, excluding treasury	532,671,925	532,626,990	535,696,910	550,077,279	556,252,674	558,066,338	557,894,188	556,500,991
Market price per share:
High	$35.34	$41.17	$43.32	$41.41	$41.57	$40.18	$41.02	$41.43
Low	24.82	33.60	37.88	37.93	37.75	35.95	35.86	36.30
End of period	25.13	33.88	39.77	38.69	40.93	38.08	36.95	39.36
Price/earnings ratio (b)	12.44	16.37	18.58	18.08	19.13	14.53	13.94	14.52
Supplemental Data
Common dividends declared ($ in millions)	$234	$224	$225	$231	$222	$223	$223	$211
Full-time equivalent employees	21,683	20,775	21,033	21,442	21,362	21,301	21,230	21,497
Banking centers	1,227	1,181	1,167	1,161	1,150	1,145	1,138	1,132
ATMs	2,211	2,153	2,132	2,104	2,096	2,114	2,034	2,025

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Income Statement ($ in millions)
Interest income (FTE)	$1,556	$1,535	$1,495	$1,466	$1,551	$1,540	$1,483	$1,405
Interest expense	771	775	750	724	807	821	767	687

Net interest income (FTE)	785	760	745	742	744	719	716	718
Provision for loan and lease losses	284	139	121	84	107	87	71	78
Noninterest income:
Electronic payment processing revenue	268	253	243	225	232	218	211	196
Service charges on deposits	160	151	142	126	122	134	135	126
Investment advisory revenue	94	95	97	96	90	89	96	91
Corporate banking revenue	106	91	88	83	82	79	82	76
Mortgage banking net revenue	26	26	41	40	30	36	41	47
Other noninterest income	(91)	93	96	78	58	87	76	80
Securities gains (losses), net	7	13	—	—	(398)	19	14	1
Securities gains, net - non-qualifying hedges on mortgage servicing rights	6	—	—	—	3	—	—	—

Total noninterest income	576	722	707	648	219	662	655	617
Noninterest expense:
Salaries, wages and incentives	328	310	309	292	300	288	303	284
Employee benefits	56	67	68	87	61	74	69	87
Payment processing expense	113	105	97	92	89	84	80	71
Net occupancy expense	70	66	68	65	65	63	59	58
Technology and communications	47	41	41	40	39	36	34	33
Equipment expense	32	30	31	29	30	32	28	26
Other noninterest expense	339	275	189	188	214	190	186	172

Total noninterest expense	985	894	803	793	798	767	759	731

Income before income taxes and cumulative effect (FTE)	92	449	528	513	58	527	541	526
Taxable equivalent adjustment	6	6	6	6	6	6	6	7

Income before income taxes and cumulative effect	86	443	522	507	52	521	535	519
Applicable income taxes	48	118	146	148	(14)	144	153	160

Income before cumulative effect	38	325	376	359	66	377	382	359
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	4

Net income	$38	$325	$376	$359	$66	$377	$382	$363

Net income available to common shareholders (a)	$38	$325	$375	$359	$66	$377	$382	$363

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$8,931	$9,201	$8,616	$9,053	$8,625	$8,810	$8,660	$8,434
Tier II capital	2,809	2,623	2,547	2,581	2,760	2,007	1,957	1,966

Total risk-based capital	$11,740	$11,824	$11,163	$11,634	$11,385	$10,817	$10,617	$10,400

Risk-weighted assets	$115,775	$108,754	$105,950	$103,937	$102,823	$101,940	$101,126	$98,511

Tier I capital ratio	7.71%	8.46%	8.13%	8.71%	8.39%	8.64%	8.56%	8.56%
Total risk-based capital ratio	10.14%	10.87%	10.54%	11.19%	11.07%	10.61%	10.50%	10.56%
Tier I leverage ratio	8.51%	9.23%	8.76%	9.36%	8.44%	8.52%	8.38%	8.24%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.

(b)	December 31, 2007 regulatory capital data and ratios are estimated.

	As of
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,687	$2,540	$2,327	$2,244	$2,737	$2,399	$2,670	$2,494
Available-for-sale and other securities	10,677	10,777	11,015	10,592	11,053	19,514	20,345	21,276
Held-to-maturity securities	355	346	346	347	356	359	358	365
Trading securities	171	155	148	160	187	164	173	156
Other short-term investments	593	720	404	223	809	125	207	159

Total cash and securities	14,483	14,538	14,240	13,566	15,142	22,561	23,753	24,450
Loans held for sale	4,329	2,761	1,708	1,382	1,150	872	931	744
Portfolio loans and leases	80,253	76,254	75,709	74,821	74,353	73,480	72,577	71,422

Total loans and leases	84,582	79,015	77,417	76,203	75,503	74,352	73,508	72,166
Allowance for loan and lease losses	(937)	(827)	(803)	(784)	(771)	(761)	(753)	(749)
Bank premises and equipment	2,223	2,127	2,063	2,001	1,940	1,902	1,853	1,798
Operating lease equipment	353	283	209	212	202	142	150	137
Goodwill	2,470	2,192	2,192	2,192	2,193	2,193	2,194	2,194
Intangible assets	147	138	147	158	166	175	185	189
Servicing rights	618	626	607	572	524	504	489	468
Other real estate owned	159	127	113	99	88	80	69	68
Other assets	6,886	6,046	5,205	5,605	5,682	4,680	4,663	4,323

Total assets	$110,984	$104,265	$101,390	$99,824	$100,669	$105,828	$106,111	$105,044

Liabilities
Deposits:
Demand	$14,404	$13,174	$13,524	$13,510	$14,331	$13,883	$14,078	$14,134
Interest checking	15,254	14,294	14,672	15,755	15,993	15,855	16,788	17,511
Savings	15,635	15,599	15,036	14,256	13,181	12,392	12,061	11,902
Money market	6,521	6,163	6,334	6,336	6,584	6,462	6,505	6,399
Foreign office	2,572	2,014	1,744	1,495	1,353	846	842	559
Other time	11,440	10,267	10,428	10,869	10,987	10,818	10,627	10,105
Certificates - $100,000 and over	6,738	5,973	6,204	6,776	6,628	6,871	5,691	5,085
Other foreign office	2,881	1,898	1,251	191	323	1,516	3,931	3,315

Total deposits	75,445	69,382	69,193	69,188	69,380	68,643	70,523	69,010
Federal funds purchased	4,427	5,130	3,824	1,622	1,421	5,434	2,493	3,715
Other short-term borrowings	4,747	3,796	3,331	2,383	2,796	3,833	5,275	4,472
Other liabilities	4,325	4,166	3,894	4,207	4,492	3,726	3,762	3,632
Long-term debt	12,857	12,498	11,957	12,620	12,558	14,170	14,502	14,746

Total liabilities	101,801	94,972	92,199	90,020	90,647	95,806	96,555	95,575

Shareholders’ Equity
Common and preferred equity	11,518	11,665	11,542	11,440	11,433	11,576	11,411	11,274
Accumulated other comprehensive income related to employee benefit plans	(57)	(55)	(56)	(58)	(59)	(5)	(5)	(5)
Net unrealized gains (losses):
Available-for-sale securities	(94)	(149)	(230)	(105)	(119)	(382)	(670)	(553)
Qualifying cash flow hedges	25	6	(7)	—	(1)	(5)	(8)	(10)
Treasury stock, at cost	(2,209)	(2,174)	(2,058)	(1,473)	(1,232)	(1,162)	(1,172)	(1,237)

Total shareholders’ equity	9,183	9,293	9,191	9,804	10,022	10,022	9,556	9,469

Total liabilities & shareholders’ equity	$110,984	$104,265	$101,390	$99,824	$100,669	$105,828	$106,111	$105,044

Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	532,671,925	532,626,990	535,696,910	550,077,279	556,252,674	558,066,338	557,894,188	556,500,991
Treasury shares held	50,755,179	50,800,114	47,730,194	33,349,825	27,174,430	25,360,766	25,532,916	26,926,113

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$82,171	$78,244	$77,048	$75,861	$75,262	$73,938	$73,093	$71,634
Taxable securities	11,360	11,180	11,030	10,951	16,685	20,836	21,642	22,116
Tax exempt securities	464	490	508	534	568	587	616	644
Other short-term investments	628	459	173	188	1,009	159	181	157

Total interest-earning assets	94,623	90,373	88,759	87,534	93,524	95,520	95,532	94,551
Cash and due from banks	2,479	2,228	2,265	2,287	2,398	2,355	2,564	2,668
Other assets	11,445	10,330	10,524	10,140	9,440	8,745	8,393	8,261
Allowance for loan and lease losses	(819)	(800)	(781)	(769)	(760)	(752)	(748)	(744)

Total assets	$107,728	$102,131	$100,767	$99,192	$104,602	$105,868	$105,741	$104,736

Liabilities
Interest-bearing liabilities:
Interest checking	$14,394	$14,334	$15,061	$15,509	$15,744	$16,251	$17,025	$17,603
Savings	15,616	15,390	14,620	13,689	12,812	12,279	12,064	11,588
Money market	6,363	6,247	6,244	6,377	6,572	6,371	6,429	6,086
Foreign office	2,249	1,808	1,637	1,343	1,047	770	680	424
Other time	11,011	10,290	10,780	11,037	10,991	10,794	10,449	9,749
Certificates - $100,000 and over	6,613	6,062	6,511	6,682	6,750	6,415	5,316	4,670
Other foreign office	2,464	1,981	732	364	1,711	2,898	3,702	3,626
Federal funds purchased	4,189	4,322	3,540	2,505	3,615	4,546	3,886	4,553
Other short-term borrowings	4,890	3,285	2,372	2,400	4,468	4,056	4,854	4,718
Long-term debt	13,188	12,351	12,238	12,242	13,059	14,355	14,465	15,132

Total interest-bearing liabilities	80,977	76,070	73,735	72,148	76,769	78,735	78,870	78,149
Demand deposits	13,345	13,143	13,370	13,185	13,882	13,642	13,764	13,674
Other liabilities	3,959	3,594	4,063	3,889	3,801	3,613	3,500	3,312

Total liabilities	98,281	92,807	91,168	89,222	94,452	95,990	96,134	95,135
Shareholders’ equity	9,447	9,324	9,599	9,970	10,150	9,878	9,607	9,601

Total liabilities & shareholders’ equity	$107,728	$102,131	$100,767	$99,192	$104,602	$105,868	$105,741	$104,736

Average loans and leases (excluding held for sale)	$78,174	$76,295	$75,205	$74,416	$74,032	$72,903	$72,209	$70,603
Average common shares outstanding:
Basic	529,119,898	530,123,356	540,263,755	551,501,038	554,978,470	555,565,365	554,977,557	554,397,914
Diluted	530,938,891	532,470,709	543,228,461	554,174,864	557,654,120	557,948,598	557,489,491	556,868,587

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Asset Quality ($ in millions)
Nonaccrual loans and leases	$893	$569	$406	$390	$352	$320	$281	$291
Other assets, including other real estate owned	171	137	122	104	103	91	77	73

Total nonperforming assets	$1,064	$706	$528	$494	$455	$411	$358	$364

Ninety days past due loans and leases	$491	$360	$302	$243	$210	$196	$191	$160

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$26,079	$23,317	$22,162	$21,479	$20,831	$21,260	$20,717	$19,967
Commercial mortgage	11,967	11,178	11,112	10,909	10,405	9,879	9,792	9,861
Commercial construction	5,561	5,463	5,469	5,688	6,168	5,879	5,950	5,883
Commercial leases	3,737	3,710	3,698	3,694	3,841	3,752	3,740	3,726

Subtotal - commercial	47,344	43,668	42,441	41,770	41,245	40,770	40,199	39,437
Consumer:
Residential mortgage	11,433	9,945	10,038	9,730	9,905	9,629	9,528	9,122
Home equity	11,874	11,737	11,780	11,948	12,154	12,235	12,087	11,894
Automobile loans	11,183	11,043	10,714	10,400	10,028	9,599	9,512	9,453
Credit card	1,591	1,460	1,263	1,111	1,004	876	846	763
Other consumer loans and leases	1,157	1,162	1,181	1,244	1,167	1,243	1,336	1,497

Subtotal - consumer	37,238	35,347	34,976	34,433	34,258	33,582	33,309	32,729

Total loans and leases	$84,582	$79,015	$77,417	$76,203	$75,503	$74,352	$73,508	$72,166

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$24,526	$22,345	$21,587	$20,908	$21,228	$20,879	$20,338	$19,549
Commercial mortgage	11,588	11,117	11,030	10,566	9,929	9,833	9,980	9,441
Commercial construction	5,544	5,499	5,595	6,014	6,099	5,913	5,840	6,211
Commercial leases	3,692	3,700	3,678	3,661	3,762	3,740	3,729	3,686

Subtotal - commercial	45,350	42,661	41,890	41,149	41,018	40,365	39,887	38,887
Consumer:
Residential mortgage	11,181	10,396	10,201	10,166	10,038	9,699	9,491	9,057
Home equity	11,843	11,752	11,886	12,072	12,225	12,174	11,999	11,879
Automobile loans	11,158	10,865	10,552	10,230	9,834	9,522	9,480	9,440
Credit card	1,461	1,366	1,248	1,021	915	870	797	766
Other consumer loans and leases	1,178	1,204	1,271	1,223	1,232	1,308	1,439	1,605

Subtotal - consumer	36,821	35,583	35,158	34,712	34,244	33,573	33,206	32,747

Total average loans and leases	$82,171	$78,244	$77,048	$75,861	$75,262	$73,938	$73,093	$71,634

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial loans and leases	$180	$180	$141	$143	$133	$167	$129	$126
Commercial mortgage	243	146	113	107	84	49	62	74
Commercial construction loans	249	105	65	57	54	31	18	20
Consumer mortgage and construction	121	74	40	38	38	34	34	34
Other consumer loans and leases	100	64	47	45	43	39	38	37

Total nonperforming loans	$893	$569	$406	$390	$352	$320	$281	$291

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(193)	$(127)	$(124)	$(99)	$(118)	$(96)	$(96)	$(96)
Recoveries	19	12	22	28	21	17	29	23

Net losses charged off	$(174)	$(115)	$(102)	$(71)	$(97)	$(79)	$(67)	$(73)